UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2021

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(I RS Employer Identification No.)

16301 Quorum Drive Suite 160A Addison, TX 75001	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSU	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of Capital Senior Living Corporation, a Delaware corporation (the “Company”), was held on October 22, 2021 at 10:00 a.m. Central Time (the “Special Meeting”) virtually via the internet for stockholders to vote on the proposals described in the proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2021, as amended by the amendment thereto filed with the SEC on October 4, 2021. The final voting results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1:	The Company’s stockholders approved the issuance of up to 66,250 shares of newly designated Series A Convertible Preferred Stock of the Company, which shares will be convertible into shares of Common Stock of the Company, up to 3,508,306 shares of Common Stock of the Company and 1,031,250 Warrants to acquire Common Stock of the Company, to affiliates of Conversant Capital LLC.

The results of the vote were as follows:

For	Against	Abstain
1,160,955	510,210	676

Proposal 2:	The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 4,333,334 shares to 15,000,000 shares.

The results of the vote were as follows:

For	Against	Abstain
1,247,987	606,444	2,791

Proposal 3:	The Company’s stockholders approved an amendment to the Company’s 2019 Omnibus Stock and Incentive Plan to (i) increase the number of shares of Common Stock that the Company may issue under such plan from 150,000 shares to 797,699 shares and (ii) to exclude 257,000 shares from the minimum vesting provisions of such plan.

The results of the vote were as follows:

For	Against	Abstain
1,195,832	657,829	3,561

Proposal 4:	The Company’s stockholders approved the issuance to Arbiter Partners QP, LP of up to 183,959 shares of Common Stock of the Company.

The results of the vote were as follows:

For	Against	Abstain
1,071,678	598,763	1,400

Proposal 5:	The Company’s stockholders approved the adjournment of the Special Meeting to solicit additional proxies if there had been insufficient proxies at the Special Meeting to approve the foregoing proposals.

The results of the vote were as follows:

For	Against	Abstain
1,145,161	708,082	3,979

Item 7.01	Regulation FD Disclosure.

On October 22, 2021, the Company issued a press release announcing its preliminary estimate that its stockholders had approved the proposals submitted to a vote at the Special Meeting. A copy of the press release is attached as Exhibits 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 22, 2021, titled “Capital Senior Living Shareholders Approve Amended Investment Agreement with Conversant Capital.”

104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2021

Capital Senior Living Corporation

By:	/s/ David R. Brickman
Name:	David R. Brickman
Title:	Senior Vice President, Secretary and General Counsel